Goodwill	12 Months Ended
Mar. 31, 2022
Intangible Assets [Abstract]
Goodwill
11. Goodwill

Goodwill represents the excess of what we paid to acquire businesses over the fair value of their net assets at the acquisition date. We assess whether goodwill is recoverable by performing an impairment review annually or more frequently if events or changes in circumstances indicate a potential impairment.
Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing exchange rate. Goodwill is allocated to cash-generating units (CGUs) and this allocation is made to those CGUs that are expected to benefit from the acquisition in which the goodwill arose.
Impairment is recognised where there is a difference between the carrying value of the CGU and the estimated recoverable amount of the CGU to which that goodwill has been allocated. Any impairment is recognised immediately in the income statement and is not subsequently reversed. Any impairment loss is first allocated to the carrying value of the goodwill and then to the other assets within the CGU. Recoverable amount is defined as the higher of fair value less costs to sell and estimated value-in-use at the date the impairment review is undertaken. Value-in-use represents the present value of expected future cash flows, discounted using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset for which the estimates of future cash flows have not been adjusted.

Total £m
Net book value at 1 April 2020	5,712
Exchange adjustments	(562)
Reclassification to held for sale (note 10)	(562)
Net book value at 1 April 2021	4,588
Exchange adjustments	223
Acquisition of WPD (note 37)	4,721
Net book value at 31 March 2022	9,532
There was no significant accumulated impairment charge as at 31 March 2022 or 31 March 2021.
Following the announcement of the planned sale of NECO (see note 10), goodwill balances relating to our Rhode Island CGU and a portion of the goodwill relating to our previously reported Federal CGU were reclassified as held for sale in the prior period. Following the implementation of our new operating model during the year ended 31 March 2022, we have reassessed our CGUs. The Federal CGU (£544 million) is now allocated across the New York, New England and National Grid Ventures Renewables CGUs. The Massachusetts CGU (£963 million) is now allocated to the New England CGU. These changes reflect the updated level at which goodwill is now monitored for internal management purposes.
Impairment review of goodwill and indefinite-lived intangibles
Goodwill and indefinite-lived intangibles (see note 12) are reviewed annually for impairment and the recoverability is assessed by comparing the carrying amount of our operations with the expected recoverable amount on a value-in-use basis which uses pre-financing and pre-tax cash flow projections based on the Group’s financial plans, approved by the Directors, as a starting point. See below for a summary of which operations our goodwill and indefinite-lived intangibles are allocated to:

2022
CGU or group of CGUs	£m
Goodwill:
National Grid Ventures Renewables	150
New England	1,510
New York	3,151
WPD[1]	4,721
Total goodwill	9,532

Indefinite-lived intangibles (regulatory licences related to WPD):
West Midlands	518
East Midlands	519
South Wales	257
South West	420
Total indefinite-lived intangibles	1,714
1.    This is a combination of the West Midlands, East Midlands, South Wales and South West CGUs, reflecting the level at which the goodwill is monitored.
In each assessment, the value-in-use has been calculated assuming a stable regulatory framework and is based on projections that incorporate our best estimates of future cash flows, including costs, changes in commodity prices, future rates and growth. Such projections reflect our current regulatory agreements, taking into account regulatory arrangements to allow for future agreements and recovery of investment, including those related to achieving the net zero plans of the jurisdictions that we operate in. Our plans have proved to be reliable guides in the past and the Directors believe the estimates are appropriate.
11. Goodwill continued
(a) Cash flow periods, terminal value and discount rate assumptions
We select cash flow durations longer than five years, when our forecasts are considered reliable. The cash flow durations selected reflect our knowledge and understanding of the regulatory environments in which we operate, and most significantly, where markets have legislated decarbonisation commitments by 2050, we utilise longer cash flow forecasts that reflect the investment required to deliver those commitments before applying a terminal value at the point those commitments are due to be fulfilled and market growth is expected to stabilise. For our regulated WPD operations, we consider cash flow durations that run until 2050, reflecting the expected investment required in the network, in excess of economy‑wide long-term growth rates in order to deliver the energy transition. For our regulated US operations (New York and New England CGUs), we use a five-year cash flow forecast.
For our WPD business, a nominal terminal growth rate of 2.5% is assumed upon the terminal year cash flows, reflecting management’s best view, based on market and operational experience, of the expected long-term growth in the relevant market. For our US regulated operations, due to differences in the regulatory framework and the combination of gas and electricity networks, we apply a growth rate of 2.25%. This has been determined with regard to data on industry growth projections, specifically related to the energy transition, and projected growth in real gross domestic product (GDP) for the territory within which the CGU is based.
Pre-tax cash flows are discounted by applying a pre-tax discount rate reflecting the time value of money and the risks specific to the group of assets. In practice, the post-tax discount rate for the group of assets in question is taken as a starting point, before considering industry peer discount rates to apply adjustments, as required, ensuring the rate applied is independent of the entity’s capital structure and to reflect a market participants’ view of a risk adjusted discount rate specific to the CGU or group of CGUs. The post-tax discount rate is then grossed up to a pre-tax discount rate that is applied to pre-tax cash flows. The pre-tax discount rates used for the year ended 31 March 2022 were as follows: WPD Group 5.2%; WPD DNOs 4.9%; New York 5.5%; and New England 5.6%.
The discount rate and terminal growth rate applied in the year ended 31 March 2021 to the CGUs assessed at that date were 5.3% and 2.1% respectively.
(b) Key inputs and sensitivity analysis
In assessing the carrying value of goodwill and licences, we have sensitised our forecasts to factor in adjustments to key inputs to each model. Whilst regulatory licences are tested for impairment before we test goodwill, we consider the sensitivity for all balances separately for WPD and our regulated US operations below.
WPD goodwill
We identified the discount rate and the terminal growth rate as key assumptions for which the value-in-use calculation is the most sensitive in our impairment review. A reduction in the terminal growth rate to 2% resulted in WPD’s carrying amount equalling its recoverable amount. Considering the sensitivity to the discount rate applied, we found that increasing the pre-tax discount rate by 0.2% (to 5.4%) will result in WPD’s carrying amount equalling its recoverable amount (see notes 1 and 35).
WPD indefinite-lived regulatory licences
No reasonable changes to inputs to the impairment test performed over the South West, East Midlands, West Midlands and South Wales Distribution Network Operator CGUs were identified as resulting in an impairment.
Regulated US operations: New York and New England goodwill
While it is possible that a key assumption in the calculation could change, the Directors believe that no reasonably foreseeable change would result in an impairment of goodwill, in view of the long-term nature of the key assumptions and the margin by which the estimated value-in-use exceeds the carrying amount. This remains the case even after taking into account the short-term effects of COVID-19 and inflationary pressures, the most significant of which is an increase in bad debt charges in the short term, but not a risk of impairment to goodwill.